                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 22, 2001




                           TELESPECTRUM WORLDWIDE INC.

                 (Exact Name of Registrant Specified in Charter)


    Delaware                           0-21107                     23-2845501
    --------                           -------                     ----------
(State or Other                    (Commission File          (I. R. S. Employer
Jurisdiction of                         Number)              Identification No.)
Incorporation)

443 South Gulph Road
King of Prussia, Pennsylvania                                              19406

(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (610) 878-7400


--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On January 3, 2001, the Registrant announced that it had hired J. Peter Pierce as its Chairman and Chief Executive Officer and that its former President and CEO, Vincent J. Ciavardini had resigned to pursue other business interests.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Exhibit Number             Description

99.1 Press Release issued by the Registrant on January 3, 2001 announcing its new Chairman and Chief Executive Officer.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized

                    TELESPCTRUM WORLDWIDE INC.
                     Dated: February 22, 2001

                     By  /s/  J.Peter Pierce
                     Chairman and Chief Executive Officer